Invesco Constellation Fund                                       SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:         10/31/2013
File number :              811-1424
Series No.:                2

74U.                      1   Number of shares outstanding (000's Omitted)
                              Class A                    88,127
                          2   Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Class B                     2,537
                              Class C                     3,667
                              Class R                       287
                              Class Y                       506
                              Class R5                       90

74V.                      1   Net asset value per share (to
                              nearest cent)
                              Class A                   $ 25.93
                          2   Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B                   $ 22.90
                              Class C                   $ 22.89
                              Class R                   $ 25.41
                              Class Y                   $ 26.17
                              Class R5                  $ 29.14

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Invesco Charter Fund                                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:         10/31/2013
File number :              811-1424
Series No.:                3

72DD.                     1   Total income dividends for which record
                              date passed during the period. (000's
                              Omitted)
                              Class A                      $ 41,613
                          2   Dividends for a second class of open-end
                              company shares (000's Omitted)
                              Class B                      $    332
                              Class C                      $    665
                              Class R                      $    616
                              Class S                      $    241
                              Class Y                      $  4,771
                              Class R5                     $  5,364
                              Class R6                     $  1,441

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                          1   Dividends from net investment income
                              Class A                        0.1865
                          2   Dividends for a second class of open-end
                              company shares (form nnn.nnnn)
                              Class B                        0.0464
                              Class C                        0.0464
                              Class R                        0.1402
                              Class S                        0.2047
                              Class Y                        0.2320
                              Class R5                       0.2624
                              Class R6                       0.2770

74U.                      1   Number of shares outstanding (000's
                              Omitted)
                              Class A                       203,906
                          2   Number of shares outstanding of a second
                              class of open-end company shares (000's
                              Omitted)
                              Class B                         5,116
                              Class C                        13,318
                              Class R                         3,530
                              Class S                         1,080
                              Class Y                        21,024
                              Class R5                       18,037
                              Class R6                        5,708

74V.                      1   Net asset value per share (to nearest
                              cent)
                              Class A                      $  22.22
                          2   Net asset value per share of a second
                              class of open-end company shares (to
                              nearest cent)
                              Class B                      $  21.25
                              Class C                      $  21.30
                              Class R                      $  22.03
                              Class S                      $  22.24
                              Class Y                      $  22.31
                              Class R5                     $  22.90
                              Class R6                     $  22.91

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Invesco Diversified Dividend Fund                                SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:         10/31/2013
File number :              811-1424
Series No.:                18

72DD.                     1   Total income dividends for which record
                              date passed during the period. (000's
                              Omitted)
                              Class A                      $ 51,834
                          2   Dividends for a second class of open-end
                              company shares (000's Omitted)
                              Class B                      $    352
                              Class C                      $  1,944
                              Class R                      $  1,038
                              Class Y                      $  6,030
                              Investor Class               $ 29,229
                              Class R5                     $ 21,199
                              Class R6                     $  5,710

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                          1   Dividends from net investment income
                              Class A                      $ 0.2572
                          2   Dividends for a second class of open-end
                              company shares (form nnn.nnnn)
                              Class B                      $ 0.1439
                              Class C                      $ 0.1436
                              Class R                      $ 0.2213
                              Class Y                      $ 0.2948
                              Investor Class               $ 0.2591
                              Class R5                     $ 0.3037
                              Class R6                     $ 0.3145

74U.                      1   Number of shares outstanding (000's
                              Omitted)
                              Class A                       224,001
                          2   Number of shares outstanding of a second
                              class of open-end company shares (000's
                              Omitted)
                              Class B                         2,197
                              Class C                        16,944
                              Class R                         6,606
                              Class Y                        29,340
                              Investor Class                115,761
                              Class R5                       85,255
                              Class R6                       32,387

74V.                      1   Net asset value per share (to nearest
                              cent)
                              Class A                      $  16.52
                          2   Net asset value per share of a second
                              class of open-end company shares (to
                              nearest cent)
                              Class B                      $  16.35
                              Class C                      $  16.33
                              Class R                      $  16.57
                              Class Y                      $  16.54
                              Investor Class               $  16.51
                              Class R5                     $  16.52
                              Class R6                     $  16.52

Invesco Summit Fund                                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:         10/31/2013
File number :              811-1424
Series No.:                19

72DD.                     1   Total income dividends for which record
                              date passed during the period. (000's
                              Omitted)
                              Class A                      $     44
                          2   Dividends for a second class of open-end
                              company shares (000's Omitted)
                              Class P                      $  4,973
                              Class S                      $     11
                              Class Y                      $      2
                              Class R5                     $      1

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                          1   Dividends from net investment income
                              Class A                      0.0233
                          2   Dividends for a second class of open-end
                              company shares (form nnn.nnnn)
                              Class P                        0.0421
                              Class S                        0.0371
                              Class Y                        0.0573
                              Class R5                       0.0744

74U.                      1   Number of shares outstanding (000's
                              Omitted)
                              Class A                         1,404
                          2   Number of shares outstanding of a second
                              class of open-end company shares (000's
                              Omitted)
                              Class B                            53
                              Class C                           135
                              Class P                       105,820
                              Class S                           273
                              Class Y                            31
                              Class R5                            7

74V.                      1   Net asset value per share (to nearest
                              cent)
                              Class A                      $  16.40
                          2   Net asset value per share of a second
                              class of open-end company shares (to
                              nearest cent)
                              Class B                      $  15.76
                              Class C                      $  15.73
                              Class P                      $  16.50
                              Class S                      $  16.43
                              Class Y                      $  16.45
                              Class R5                     $  16.46